UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 25, 2023
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Federal Signal Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-6003	36-1063330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1415 W. 22nd Street, Oak Brook, Illinois
(Address of principal executive offices)
60523
(Zip Code)
(630) 954-2000
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	FSS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On April 25, 2023, the Company held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). As of the February 27, 2023 record date, there were 60,754,664 shares of the Company’s common stock outstanding. The holders of 57,744,898 shares of common stock, representing 95.0% of the outstanding shares entitled to vote as of the record date, were represented at the Annual Meeting in person or by proxy. This amount represented a quorum. Set forth below are the final voting results for each of the four proposals submitted to a vote of the Company’s stockholders at the Annual Meeting. The proposals are described in detail in the Company’s 2023 Proxy Statement, filed with the Securities and Exchange Commission on March 10, 2023 (the “2023 Proxy Statement”).

Proposal 1.
The following nominees were elected to the Board of Directors to hold office for one year or until their successors are elected and qualified. There were no abstentions, and 1,617,225 broker non-votes, with respect to this matter. The voting results were as follows:

	For	Withhold
Eugene J. Lowe, III	55,431,514	696,159
Dennis J. Martin	54,168,514	1,959,159
William F. Owens	48,756,508	7,371,165
Shashank Patel	55,839,592	288,081
Brenda L. Reichelderfer	53,867,505	2,260,168
Jennifer L. Sherman	55,222,254	905,419
John L. Workman	54,581,664	1,546,009

Proposal 2.
The stockholders, in an advisory vote, approved the named executive officer compensation as disclosed in the 2023 Proxy Statement. There were 1,617,225 broker non-votes with respect to this matter. The voting results were as follows:

For	Against	Abstentions
53,398,505	2,668,082	61,086

Proposal 3.
The stockholders, in an advisory vote, approved the annual frequency of future advisory votes on executive officer compensation. There were 1,617,225 broker non-votes with respect to this matter. The voting results were as follows:

1 Year	2 Years	3 Years	Abstentions
53,130,312	90,341	2,870,072	36,948

In accordance with the stockholder vote on this proposal at our 2023 Annual Meeting, the Board has determined that the Company’s policy is to hold a stockholder advisory vote on executive compensation every year until the next required advisory vote on the frequency of advisory votes on executive officer compensation. The Company is required to hold advisory votes on frequency every six years.

Proposal 4.
The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2023. There were no broker non-votes with respect to this matter. The voting results were as follows:

For	Against	Abstentions
57,209,900	427,194	107,804

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits
	104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

 SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL SIGNAL CORPORATION

Dated: April 25, 2023	By:	/s/ Ian Hudson
Ian A. Hudson, Senior Vice President, Chief Financial Officer